Summary Prospectus Supplement

November 29, 2022

Morgan Stanley Mortgage Securities Trust

Supplement dated November 29, 2022 to the Summary Prospectus of Morgan Stanley Mortgage Securities Trust (the "Fund") dated February 28, 2022

Effective December 16, 2022, Neil Stone will no longer serve as a portfolio manager of the Fund. Accordingly, effective December 16, 2022, all references to Mr. Stone will be removed from the Fund's Summary Prospectus. Gregory Finck will remain a portfolio manager of the Fund.

Also, effective December 16, 2022, Matt Buckley will begin serving as a portfolio manager of the Fund.

Accordingly, the following change will be made to the Summary Prospectus effective December 16, 2022:

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" will hereby be deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Fixed Income organization. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	January 2015
Matt Buckley	Executive Director	December 2022

Please retain this supplement for future reference.

  MSTSUMPRO 11/22